UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 10, 2021	(December 8, 2021)
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On December 8, 2021, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its fourth quarter and fiscal year ended October 31, 2021. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)the Company's net income, excluding the impact of adjustments, for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus pension settlement charges, plus incremental COVID-19 costs, net, plus gain on disposal of properties, plants, equipment and businesses net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(ii)the Company's earnings per diluted Class A share, excluding the impact of adjustments, for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus pension settlement charges, plus incremental COVID-19 costs, net, plus gain on disposal of properties, plants, equipment and businesses net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(iii)the Company's consolidated adjusted EBITDA for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to the Company's consolidated net income for the applicable period plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for the applicable period;
(iv)the Company's consolidated adjusted free cash flow for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to the Company's consolidated net cash provided by operating activities for the applicable period, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related Enterprise Resource Planning ("ERP") systems, each on a consolidated basis for the applicable period;
(v)the Company's net income, excluding the impact of adjustments, for the fiscal year of 2021 and the fiscal year of 2020, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus pension settlement charges, plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses net, less timberland gains, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(vi)the Company's earnings per diluted Class A share, excluding the impact of adjustments, for the fiscal year of 2021 and the fiscal year of 2020, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus pension settlement charges, plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses net, less timberland gains, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(vii)the Company's consolidated adjusted EBITDA for the fiscal year of 2021 and the fiscal year of 2020, which is equal to the Company's consolidated net income for the applicable period plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses, net, less timberland gains, net each on a consolidated basis for the applicable period;
(viii)the Company's consolidated adjusted free cash flow for the fiscal year of 2021 and the fiscal year of 2020, which is equal to the Company's consolidated net cash provided by operating activities for the applicable period, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related Enterprise Resource Planning ("ERP") systems, each on a consolidated basis for the applicable period;
(ix)the Company's net debt for the fourth and third quarters of 2021 and the fourth quarter of 2020, which is equal to the Company's consolidated total debt at the end of the applicable period ended less cash and cash equivalents at the end of the applicable period ended.
(x)the Company's leverage ratio for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to net debt divided by trailing twelve month EBITDA, each as calculated under the terms of the Company's Amended and Restated Credit Agreement dated as of February 11, 2019, filed as Exhibit 10.1 on Form 8-K/A on March 26, 2020.
(xi)net sales excluding foreign currency translation for the Company's Global Industrial Packaging business segment for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the fourth quarter of 2021 for foreign currency translation;
(xii)adjusted EBITDA for the Company’s Global Industrial Packaging business segment for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to that business segment’s operating profit less other expense (income), net, less non-cash pension settlement charges, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation and amortization expense, plus restructuring charges, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus incremental COVID-19 costs, net, plus loss (gain) on disposal of properties, plants, equipment and businesses, net, each for the applicable period;
(xiii)net sales excluding foreign currency translation for the Company's Paper Packaging & Services business segment for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the fourth quarter of 2021 for foreign currency translation;
(xiv)adjusted EBITDA for the Company’s Paper Packaging & Services business segment for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to that business segment’s operating profit less other expense (income), net, less non-cash pension settlement charges (income), plus depreciation and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges (income), plus incremental COVID-19 costs, net, plus (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period;
(xv)adjusted EBITDA for the Company’s Land Management business segment for the fourth quarter of 2021 and the fourth quarter of 2020, which is equal to that business segment’s operating profit plus depreciation, depletion and amortization expense, plus restructuring charges, plus non-cash asset impairment charges, plus gain on disposal of properties, plants, equipment and businesses, net, each for the applicable period.

The Earnings Release also included the following forward-looking non-GAAP measures:
(i)the Company's fiscal 2022 Class A earnings per share before adjustments guidance, which is equal to earnings per diluted Class A share of the Company for such period plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus pension settlement charges, plus gain on disposal of properties, plants, equipment and businesses net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period.
(ii)the Company's fiscal year 2022 projected adjusted free cash flow guidance, which is equal to the Company's consolidated net cash provided by operating activities for such period, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related ERP systems for such period. A reconciliation of this forward-looking non-GAAP financial measure was included in the Earnings Release.
No reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure for item (i) was included in the Earnings Release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to investors. The exclusion of the impact of the identified adjustments (restructuring charges, acquisition and integration related costs, non-cash asset impairment charges, pension settlement charges, gain on disposal of properties, plants, equipment and businesses net) enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified adjustments provides a stable platform on which to compare the historical performance of the Company and that investors desire this information. Management believes that the use of consolidated adjusted free cash flow, which excludes cash paid for purchases of properties, plants and equipment, cash paid for acquisition and integration related costs, cash paid for incremental COVID-19 costs, net, and cash paid for acquisition and integration related ERP systems from the Company's consolidated net cash provided by operating activities, provides additional information on which to evaluate the cash flow generated by the Company and believes that this is information that investors find valuable. The non-GAAP Measures are intended to supplement and should be read together with our financial results. The non-GAAP Measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP Measures.

Section 7 – Regulation FD

Item 7.01.    Regulation FD Disclosure.
On December 9, 2021, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its fourth quarter and fiscal year ended October 31, 2021. The file transcript of the Conference Call, including a correction related to historical free cash flow figures on page 4, is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 8, 2021 announcing the financial results for its fourth quarter and fiscal year ended October 31, 2021.
99.2	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on December 9, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: December 10, 2021	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer